Quarterly Holdings Report
for
Fidelity® SAI International Low Volatility Index Fund
January 31, 2022

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.
SV2-NPRT1-0422
1.9866140.106
Common Stocks - 98.5%
	Shares	Value ($)
Australia - 2.3%
ASX Ltd.	932,584	55,310,210
AusNet Services	9,296,418	17,106,325
Sonic Healthcare Ltd.	2,302,925	62,018,459
Wesfarmers Ltd.	41,379	1,543,955
TOTAL AUSTRALIA		135,978,949
Bailiwick of Jersey - 1.6%
Experian PLC	2,229,713	93,130,432
Belgium - 1.0%
Cofinimmo SA	47,304	6,978,320
Elia System Operator SA/NV	165,325	22,309,746
Warehouses de Pauw	683,650	29,411,549
TOTAL BELGIUM		58,699,615
Bermuda - 1.3%
CK Infrastructure Holdings Ltd.	776,000	4,782,002
Jardine Matheson Holdings Ltd.	1,216,676	71,860,489
TOTAL BERMUDA		76,642,491
Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (a)(b)	5,145,000	7
Denmark - 4.6%
Chr. Hansen Holding A/S	497,303	39,881,450
Coloplast A/S Series B	575,090	83,630,887
Novo Nordisk A/S Series B	1,044,489	103,893,552
Tryg A/S	1,761,202	41,733,143
TOTAL DENMARK		269,139,032
Finland - 1.1%
Elisa Corp. (A Shares)	740,753	43,513,172
Kesko Oyj	679,762	21,469,048
TOTAL FINLAND		64,982,220
France - 7.7%
EssilorLuxottica SA	511,094	96,691,524
Hermes International SCA	13,536	20,323,203
L'Oreal SA	254,736	108,809,633
Orange SA (c)	7,496,193	88,061,179
Orpea	264,639	11,618,761
Sanofi SA	1,162,042	121,505,483
TOTAL FRANCE		447,009,783
Germany - 6.3%
Beiersdorf AG	478,776	47,620,738
Deutsche Borse AG	498,181	88,552,891
Deutsche Telekom AG	5,376,157	101,496,385
Hannover Reuck SE	270,846	54,641,044
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,285	406,812
Symrise AG	624,725	74,654,261
TOTAL GERMANY		367,372,131
Hong Kong - 6.5%
CLP Holdings Ltd.	8,039,000	80,450,366
Hang Seng Bank Ltd.	3,478,100	68,858,791
Hong Kong & China Gas Co. Ltd.	52,135,015	80,353,532
Link (REIT)	7,882,127	67,672,123
MTR Corp. Ltd.	7,456,871	40,362,770
Power Assets Holdings Ltd.	6,583,500	40,453,060
TOTAL HONG KONG		378,150,642
Ireland - 0.3%
Kerry Group PLC Class A	142,325	17,932,612
Israel - 1.1%
Bank Hapoalim BM (Reg.)	4,688,833	48,393,307
Mizrahi Tefahot Bank Ltd.	422,695	16,251,337
TOTAL ISRAEL		64,644,644
Italy - 0.5%
Recordati SpA	493,575	27,650,309
Japan - 28.7%
Advance Residence Investment Corp.	6,672	19,671,012
Ajinomoto Co., Inc.	2,651,100	73,969,655
Ana Holdings, Inc. (a)(c)	614,900	12,985,304
Canon, Inc.	1,782,800	42,164,528
Central Japan Railway Co.	515,580	67,649,571
Chubu Electric Power Co., Inc.	3,468,800	34,743,159
Daito Trust Construction Co. Ltd.	332,000	38,069,294
Daiwa House REIT Investment Corp.	10,130	30,176,937
FUJIFILM Holdings Corp.	1,207,710	80,960,089
GLP J-REIT	445	716,278
Hankyu Hanshin Holdings, Inc.	1,163,640	33,886,896
Industrial & Infrastructure Fund Investment Corp.	9,971	16,716,762
Japan Post Holdings Co. Ltd.	5,808,200	49,576,109
Japan Prime Realty Investment Corp.	3,110	10,159,570
Japan Real Estate Investment Corp.	6,672	36,688,977
Kansai Electric Power Co., Inc.	3,301,300	31,161,387
KDDI Corp.	815,500	26,054,178
Kintetsu Group Holdings Co. Ltd. (a)	918,400	26,684,616
Kyushu Railway Co.	757,700	15,828,748
McDonald's Holdings Co. (Japan) Ltd.	352,900	15,411,294
Nagoya Railroad Co. Ltd. (a)	947,500	14,962,003
Nippon Building Fund, Inc.	7,963	46,114,847
Nippon Prologis REIT, Inc.	12,438	38,809,526
Nippon Telegraph & Telephone Corp.	3,554,096	101,710,172
NTT Data Corp.	618,100	11,849,433
Odakyu Electric Railway Co. Ltd.	1,594,310	28,172,666
Oriental Land Co. Ltd.	590,300	102,761,429
Osaka Gas Co. Ltd.	2,007,160	34,134,548
Otsuka Holdings Co. Ltd.	864,160	29,482,841
Pan Pacific International Holdings Ltd.	2,573,600	34,637,654
Secom Co. Ltd.	1,033,870	72,799,024
Sekisui House Ltd.	1,100,700	22,300,362
Seven & i Holdings Co. Ltd.	2,251,200	114,492,968
SHIMANO, Inc.	341,000	76,466,570
SoftBank Corp.	7,364,200	92,316,665
Sohgo Security Services Co., Ltd.	417,800	15,152,581
Suntory Beverage & Food Ltd.	168,800	6,481,702
Tobu Railway Co. Ltd.	1,010,700	23,673,848
Tohoku Electric Power Co., Inc.	2,422,500	17,063,809
Tokio Marine Holdings, Inc.	492,300	29,377,360
Tokyo Gas Co. Ltd.	1,975,600	39,890,819
Toyo Suisan Kaisha Ltd.	491,380	20,133,201
Trend Micro, Inc.	683,400	36,256,142
TOTAL JAPAN		1,672,314,534
Netherlands - 5.3%
ASML Holding NV (Netherlands)	27,380	18,544,319
Koninklijke Ahold Delhaize NV	3,008,923	97,563,166
Prosus NV	1,193,680	99,309,226
Wolters Kluwer NV	902,487	91,853,847
TOTAL NETHERLANDS		307,270,558
Singapore - 1.4%
Ascendas Real Estate Investment Trust	2,175,265	4,461,126
CapitaMall Trust	15,531,500	22,391,707
Singapore Exchange Ltd.	3,964,700	27,442,752
Singapore Telecommunications Ltd.	14,613,250	26,497,108
TOTAL SINGAPORE		80,792,693
Spain - 0.4%
Grifols SA	1,416,396	24,977,193
Sweden - 2.5%
Ericsson (B Shares)	4,769,906	59,557,534
Industrivarden AB (A Shares)	141,553	4,474,765
Svenska Handelsbanken AB (A Shares)	7,789,584	83,017,961
TOTAL SWEDEN		147,050,260
Switzerland - 14.8%
Allreal Holding AG	70,924	15,389,161
Galenica AG (d)	245,750	17,355,834
Givaudan SA	21,155	87,643,646
Lindt & Spruengli AG	500	57,618,029
Nestle SA (Reg. S)	908,338	117,301,294
Novartis AG	1,444,099	125,477,110
PSP Swiss Property AG	222,585	26,989,335
Roche Holding AG (participation certificate)	298,463	115,504,997
SGS SA (Reg.)	21,884	62,403,797
Swiss Prime Site AG	372,663	36,847,616
Swiss Re Ltd.	881,030	95,995,163
Swisscom AG	124,026	70,890,209
Tecan Group AG	61,623	29,961,864
TOTAL SWITZERLAND		859,378,055
United Kingdom - 11.1%
Admiral Group PLC	1,302,033	55,363,446
AstraZeneca PLC (United Kingdom)	130,270	15,154,052
Bunzl PLC	1,642,191	61,511,567
Diageo PLC	2,360,741	119,126,291
Direct Line Insurance Group PLC	6,480,178	26,712,151
GlaxoSmithKline PLC	311,917	6,960,742
Halma PLC	703,184	23,833,500
National Grid PLC	8,404,314	122,979,769
Pearson PLC	449,495	3,753,038
RELX PLC (London Stock Exchange)	3,464,164	106,559,082
Smith & Nephew PLC	3,957,214	67,300,252
Unilever PLC	683,632	35,057,940
TOTAL UNITED KINGDOM		644,311,830
TOTAL COMMON STOCKS (Cost $5,313,599,400)		5,737,427,990

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 0.08% (e)	49,381,611	49,391,488
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	14,698,530	14,700,000
TOTAL MONEY MARKET FUNDS (Cost $64,091,488)		64,091,488

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $5,377,690,888)	5,801,519,478
NET OTHER ASSETS (LIABILITIES) - 0.4% (g)	25,326,098
NET ASSETS - 100.0%	5,826,845,576

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	799	Mar 2022	89,300,235	(301,132)	(301,132)

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,355,834 or 0.3% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
(g)	Includes $3,287,887 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	22,539,668	92,862,822	66,011,002	2,702	-	-	49,391,488	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	-	112,304,847	97,604,847	202,562	-	-	14,700,000	0.0%
Total	22,539,668	205,167,669	163,615,849	205,264	-	-	64,091,488

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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